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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 2001 Non-Officer Equity Incentive Plan of Rigel Pharmaceuticals, Inc., of our report dated February 6, 2001, with respect to the financial statements of Rigel Pharmaceuticals, Inc. included in its Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Palo Alto, California
October 25, 2001

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT AUDITORS